UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02661

Name of Fund:  BlackRock Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Pacific Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 12/31/07

Date of reporting period: 01/01/07 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Pacific
Fund, Inc.


SEMI-ANNUAL REPORT
JUNE 30, 2007    (UNAUDITED)



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Pacific Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS... logo)
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BlackRock Pacific Fund, Inc.


Portfolio Information as of June 30, 2007


                                               Percent of
Ten Largest Holdings                           Net Assets

Guinness Peat Group Plc                            4.3%
Takeda Pharmaceuticals Co., Ltd.                   3.7
Reliance Industries Ltd.                           3.3
Mitsubishi Corp.                                   2.9
Shin-Etsu Chemical Co., Ltd.                       2.8
Millea Holdings, Inc.                              2.8
Keppel Corp. Ltd.                                  2.7
Suzuki Motor Corp.                                 2.5
Toyota Industries Corp.                            2.4
POSCO                                              2.3



                                               Percent of
Five Largest Industries                        Net Assets

Chemicals                                          8.5%
Insurance                                          7.4
Automobiles                                        6.9
Electronic Equipment & Instruments                 6.1
Oil, Gas & Consumable Fuels                        6.0

 For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                               Long term
Geographic Allocation                         Investments

Japan                                             59.8%
South Korea                                        6.8
India                                              5.9
China                                              5.9
Australia                                          5.6
United Kingdom                                     4.4
Taiwan                                             3.4
Singapore                                          3.2
Hong Kong                                          3.1
Thailand                                           1.1
Malaysia                                           0.8



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some resteepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director



THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



A Discussion With Your Fund's Portfolio Manager


The Fund performed well during the semi-annual reporting period, generating a positive absolute return and exceeding the returns of its benchmarks.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2007, BlackRock Pacific Fund, Inc.'s Institutional, Investor A, Investor B, Investor C, Institutional and Class R Shares had total returns of +8.38%, +8.29%, +7.85%, +7.87% and +8.07%, respectively. For the same period, the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Free Index and our Composite Index, posted respective returns of +6.89% and +6.53%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

Index returns in the Pacific region varied widely during the six-month period, ranging from +22% in South Korea to +3% in Japan. Other countries with notable gains were Singapore (+22%), Australia (+21%), India (+17%), Taiwan (+10%) and Hong Kong (+6%).

Japanese equities performed well in the first part of 2007, rising about 8% through February 27, the day the Shanghai equity market fell by 8%. The yen subsequently began to rally against the U.S. dollar and investors became concerned that the yen carry trade would unwind, precipitating the sale of securities globally to repay cheap yen-denominated debt. The yen did rise a bit further and other Asian equities did decline a bit more, but soon thereafter many Asian markets began to rally, led by the mainland Chinese markets and reconfirmation that Chinese growth was as robust as ever. With confidence having returned, the markets of South Korea, Australia and Singapore rallied sharply. Japan continued to lag as investors awaited annual earnings reports in May and digested concerns that Japanese company managements would again issue very conservative earnings guidance for the new fiscal year. These concerns proved warranted as companies forecasted earnings to rise by only a few percentage points, assuming appreciation of the yen to an average of Y115-117/US$, and with increased depreciation expected as managements seek to take advantage of more favorable tax laws.

Economic growth in Asia remained strong throughout the period and was seemingly unaffected by warnings of slower growth in North America and higher U.S. interest rates. Japanese gross domestic product (GDP) recovered significantly in the first quarter of the year on a rebound in consumption and continued growth of exports and capital spending. Unemployment fell to 3.8%, its lowest level since 1998, and provided evidence that higher future wage growth is increasing. The Bank of Japan did raise interest rates in February and now seems likely to raise rates again after elections in late July and second-quarter GDP reporting. Elsewhere in Asia, strong economic growth and higher inflation prompted further rate hikes in China and India. Higher rates do seem to be hindering sales of goods in India, such as motorcycles, which are normally purchased on credit, but there has yet to be any slowdown in China. In South Korea, consumer confidence is recovering and investors are beginning to anticipate a shift to a more pro-business government following the upcoming December elections.

In this environment, the Fund benefited from an underweighting of Japan and an overweighting of Korea and India. The Fund suffered, however, from an underweight position in Australia. The Fund's Chinese stocks, which are all traded in Hong Kong, also performed much better than the MSCI China Index and most Asian markets.

The best-performing sectors across Asia were energy (+31%), materials (+19%) and industrials (+15%). The worst-performing sectors were healthcare (-4%), utilities (-3%) and consumer discretionary (0%). Continued strength in Chinese fixed-asset investment and strong growth throughout Asia in general continued to propel prices for oil, coal and most minerals, including iron-making materials. The Fund benefited from these trends through several holdings across the region, but suffered from its overweight position in pharmaceuticals.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



What factors most influenced Fund performance during the period?

Fund performance benefited from good stock selection in Hong Kong, China and Singapore, stock selection and an overweight position in India, an overweight in South Korea, and stock selection and an underweight in Japan. Our overweight positions in Malaysia and Thailand and stock selection in Taiwan also helped returns. The most significant positive contributors to Fund performance were Reliance Industries Ltd., the largest refinery and petrochemical company in India, and POSCO, a South Korean steel producer with equity stakes in China and plans to construct a 12-million-ton blast-furnace complex in India. Keppel Corp., an industrial company in Singapore and the world's largest maker of offshore drilling rigs, also added significantly to the Fund's outperformance versus the benchmark. Keppel has significant real estate interests through its listed subsidiaries Keppel Land and K-REIT. Other strong performers during the period included Mitsubishi Corp., the largest trading company in Japan with numerous stakes in energy and mineral resources, China Foods Ltd. in China and Rio Tinto Ltd. in Australia, which is one of the world's largest producers of iron ore and copper. The Fund also benefited from its position in China Shenhua Energy Co. Ltd., the largest coal producer in China and the second-largest coal producer in the world.

Stocks that detracted from performance included Aioi Insurance Co., Ltd., Japan's fourth-largest casualty insurer, Tokyo Gas Co., Ltd., Hoya Corp., Sumitomo Chemical Co., Ltd., Takeda Pharmaceutical Co., Ltd. and Sekisui House Ltd. Specifically, the performance of Tokyo Gas and Sumitomo Chemical were affected by weak earnings forecasts issued in May for the fiscal year to end in March 2008. Weak forecasts reflect a number of one-time factors, such as non-cash pension expenses that could revert to non-cash gains next year, and increased depreciation due to management decisions to take advantage of new tax laws allowing Japanese corporations to effectively depreciate 100% of assets as opposed to the 95% previously allowed. In addition, Tokyo Gas is being affected by the renegotiation of pricing formulas for liquid natural gas
(LNG) sourced from Malaysia, which should lead to higher LNG costs. However, Japanese utilities have a cost pass-through tariff mechanism that should allow Tokyo Gas to recover most of these higher costs within six months. Sumitomo Chemical is also constructing a petro-chemical complex in Saudi Arabia in cooperation with Aramco. This joint venture should be very competitively positioned globally due to inexpensive supplies of gas feedstock. Finally, the Fund's performance was restrained by its underweight position in Australia.


What changes were made to the portfolio during the period?

During the six-month period, we eliminated our holdings of Kubota Corp., Shinsei Bank Ltd., Asahi Glass Co., Ltd., Mizuho Financial Group, Inc., Industrial and Commercial Bank of China Ltd., Tata Iron & Steel Co., Ltd., Wesfarmers Ltd., Bridgestone Corp., Halla Climate Control Corp., Angang Steel Co. Ltd., Hitachi Plant Technologies Ltd. and China Communication Services Corp. Ltd. We initiated positions in Rio Tinto, Sekisui House, NTT DoCoMo, Inc., Woolworths Ltd., Hitachi Chemical Co., Ltd., National Australia Bank Ltd., Daiwa House Industry Co., Ltd., China Agri-Industries Holdings Ltd., Mitsui & Co., Ltd., High Tech Computer Corp. and Guangdong Investments, Ltd.

As a result of these transactions and changes in market value, the Fund's exposure to Japan and New Zealand decreased, while increases were seen in Australia, Taiwan, South Korea, Singapore, Malaysia, India, Thailand and China. By industry, the Fund's overall exposure to the materials, energy, telecommunications services, consumer discretionary, consumer staples and information technology sectors was increased. Conversely, exposure to industrials, healthcare, utilities and financial services was reduced.


How would you characterize the Fund's position at the close of the period?

At the end of June, the Fund held 59% of its net assets in Japan, as compared to the composite benchmark's weighting of 68%. The next largest holdings were in Hong Kong/China (9%), South Korea (7%), India (6%) and New Zealand (4%). The Fund remained significantly underweight in Australia with a 5% exposure. However, the Fund's ownership of Guinness Peat in New Zealand offers exposure to Australia through its holdings of Australian shares. Other positions were in Singapore (3%), Taiwan (3%), Thailand (1%) and Malaysia (1%). The Fund had about 2% of its assets in cash at period-end.

From a sector perspective, the Fund ended the period overweight in consumer discretionary, energy, healthcare, materials and telecommunication services. It was underweight in the financial services, information technology, consumer staples, utilities and industrials sectors.

Because the Fund's currency exposure is not hedged and its yen exposure is less than that of its benchmark, the Fund should gain less than its benchmark if the yen appreciates versus the U.S. dollar and suffer less than its benchmark if the yen depreciates versus the dollar. In the first half of 2007, the yen depreciated about 3% versus the U.S. dollar, which had a negative effect on the Fund's total return.

We thank you for your continued investment in BlackRock Pacific Fund, Inc., and we look forward to serving your future investment needs.


Benjamin J. Moyer
Portfolio Manager


July 13, 2007



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Performance Data (continued)


Recent Performance Results

                                                                             Market Performance
                                                                     In U.S. Dollars/In Local Currency

                                                               6-Month            12-Month           10-Year
As of June 30, 2007                                          Total Return       Total Return       Total Return
Institutional Shares--Total Investment Return*                  + 8.38%            +18.11%           +115.19%
Investor A Shares--Total Investment Return*                     + 8.29             +17.81            +109.90
Investor B Shares--Total Investment Return*                     + 7.85             +16.87            + 97.12
Investor C Shares--Total Investment Return*                     + 7.87             +16.94            + 94.11
Class R Shares--Total Investment Return*                        + 8.07             +17.43            +107.51
MSCI Pacific Region Index**                                     + 6.89             +15.84            + 35.53
Composite Index***                                              + 6.53             +16.61               --
   MSCI Australia                                           +21.16/+12.56      +45.34/+27.28            --
   MSCI Hong Kong                                           + 6.34/+ 6.89      +29.51/+30.36            --
   MSCI India                                               +16.79/+ 7.47      +60.41/+41.90            --
   MSCI Japan                                               + 2.89/+ 6.64      + 7.31/+15.93            --
   MSCI Singapore                                           +21.94/+21.55      +60.68/+55.44            --
   MSCI South Korea                                         +21.88/+21.08      +34.76/+31.24            --
   MSCI Taiwan                                              +10.35/+11.31      +28.06/+29.99            --

    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

   ** This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

  *** The unmanaged Composite Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10% MSCI
      Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 7,855.00
June 1999                                      $10,683.00
June 2000                                      $14,119.00
June 2001                                      $11,042.00
June 2002                                      $ 9,946.00
June 2003                                      $ 9,005.00
June 2004                                      $12,451.00
June 2005                                      $13,612.00
June 2006                                      $18,220.00
June 2007                                      $21,519.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,475.00
June 1998                                      $ 7,427.00
June 1999                                      $10,073.00
June 2000                                      $13,282.00
June 2001                                      $10,361.00
June 2002                                      $ 9,304.00
June 2003                                      $ 8,404.00
June 2004                                      $11,595.00
June 2005                                      $12,643.00
June 2006                                      $16,882.00
June 2007                                      $19,888.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 7,774.00
June 1999                                      $10,466.00
June 2000                                      $13,692.00
June 2001                                      $10,599.00
June 2002                                      $ 9,448.00
June 2003                                      $ 8,460.00
June 2004                                      $11,584.00
June 2005                                      $12,531.00
June 2006                                      $16,733.00
June 2007                                      $19,712.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 7,776.00
June 1999                                      $10,459.00
June 2000                                      $13,690.00
June 2001                                      $10,594.00
June 2002                                      $ 9,440.00
June 2003                                      $ 8,458.00
June 2004                                      $11,575.00
June 2005                                      $12,526.00
June 2006                                      $16,600.00
June 2007                                      $19,411.00


Class R Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 7,816.00
June 1999                                      $10,577.00
June 2000                                      $13,910.00
June 2001                                      $10,824.00
June 2002                                      $ 9,700.00
June 2003                                      $ 8,793.00
June 2004                                      $12,175.00
June 2005                                      $13,266.00
June 2006                                      $17,671.00
June 2007                                      $20,751.00


Morgan Stanley Capital International
Pacific Region Index++++
Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 6,504.00
June 1999                                      $ 8,612.00
June 2000                                      $10,464.00
June 2001                                      $ 7,595.00
June 2002                                      $ 6,567.00
June 2003                                      $ 5,937.00
June 2004                                      $ 8,379.00
June 2005                                      $ 8,936.00
June 2006                                      $11,699.00
June 2007                                      $13,553.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in equities of corporations domiciled in Far
      Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

 ++++ This unmanaged broad-based capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

      Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 6/30/07                                      +18.11%
Five Years Ended 6/30/07                                    +16.69
Ten Years Ended 6/30/07                                     + 7.97



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                    +17.81%           +11.62%
Five Years Ended 6/30/07                  +16.41            +15.16
Ten Years Ended 6/30/07                   + 7.70            + 7.12



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                    +16.87%           +12.37%
Five Years Ended 6/30/07                  +15.49            +15.26
Ten Years Ended 6/30/07                   + 7.02            + 7.02



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                    +16.94%           +15.94%
Five Years Ended 6/30/07                  +15.51            +15.51
Ten Years Ended 6/30/07                   + 6.86            + 6.86



                                                            Return
Class R Shares

One Year Ended 6/30/07                                      +17.43%
Five Years Ended 6/30/07                                    +16.43
Ten Years Ended 6/30/07                                     + 7.57


      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                Expenses Paid
                                                         Beginning             Ending         During the Period*
                                                       Account Value       Account Value      January 1, 2007 to
                                                      January 1, 2007      June 30, 2007        June 30, 2007
Actual

Institutional                                              $1,000            $1,083.80              $4.42
Investor A                                                 $1,000            $1,082.90              $5.56
Investor B                                                 $1,000            $1,078.50              $9.69
Investor C                                                 $1,000            $1,078.70              $9.48
Class R                                                    $1,000            $1,080.70              $7.57

Hypothetical (5% annual return before expenses)**

Institutional                                              $1,000            $1,020.66              $4.28
Investor A                                                 $1,000            $1,019.56              $5.39
Investor B                                                 $1,000            $1,015.58              $9.40
Investor C                                                 $1,000            $1,015.78              $9.20
Class R                                                    $1,000            $1,017.62              $7.34

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (.85% for Institutional, 1.07% for Investor A, 1.87% for Investor B, 1.83% for Investor C and
    1.46% for Class R), multiplied by the average account value over the period, multiplied by
    182/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Schedule of Investments as of June 30, 2007 (Unaudited)       (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Australia--5.5%

       Capital Markets--1.4%

       Macquarie Bank Ltd.                            131,400  $      9,437,836
       Macquarie Capital Alliance Group             1,467,445         5,582,382
                                                               ----------------
                                                                     15,020,218

       Commercial Banks--0.9%

       National Australia Bank Ltd.                   274,800         9,550,021

       Commercial Services
       & Supplies--0.6%

       Brambles Ltd.                                  587,806         6,059,927

       Food & Staples Retailing--1.0%

       Woolworths Ltd.                                440,300        10,062,143

       Metals & Mining--1.5%

       Rio Tinto Ltd. (f)                             189,300        15,790,974

       Textiles, Apparel & Luxury
       Goods--0.1%

       Billabong International Ltd.                    82,700         1,255,670

       Total Common Stocks in Australia                              57,738,953


China--5.8%

       Automobiles--2.4%

       Denway Motors Ltd.                          29,170,000        13,802,463
       Dongfeng Motor Group Co. Ltd.               21,992,000        11,702,945
                                                               ----------------
                                                                     25,505,408

       Food Products--1.3%

       China Agri-Industries Holdings Ltd.         10,278,200         6,979,902
       China Foods Ltd.                             9,100,500         6,173,767
                                                               ----------------
                                                                     13,153,669

       Oil, Gas & Consumable
       Fuels--1.7%

       China Coal Energy Co.                        2,908,500         4,366,646
       China Shenhua Energy Co. Ltd.
         Class H                                    3,844,700        13,415,556
                                                               ----------------
                                                                     17,782,202

       Water Utilities--0.4%

       Guangdong Investments, Ltd.                  6,952,000         4,051,475

       Total Common Stocks in China                                  60,492,754


Hong Kong--3.0%

       Distributors--0.5%

       Li & Fung Ltd.                               1,580,000         5,687,122

       Industrial Conglomerates--1.3%

       Hutchison Whampoa Ltd.                       1,378,038        13,679,848

       Real Estate Management
       & Development--1.2%

       Wharf Holdings Ltd.                          3,041,600        12,147,907

       Total Common Stocks in Hong Kong                              31,514,877


India--5.8%

       IT Services--0.5%

       Tata Consultancy Services Ltd.                 195,800         5,538,717

       Independent Power Producers
       & Energy Traders--0.7%

       National Thermal Power Corp. Ltd.            1,914,200         7,183,375



                                                       Shares
       Industry           Common Stocks                  Held          Value

India (concluded)

       Oil, Gas & Consumable
       Fuels--3.3%

       Reliance Industries Ltd.                       828,400  $     34,676,239

       Wireless Telecommunication
       Services--1.3%

       Reliance Communication
         Ventures Ltd.                              1,075,400        13,648,858

       Total Common Stocks in India                                  61,047,189


Japan--58.8%

       Auto Components--4.6%

       Exedy Corp.                                    230,200         6,265,698
       Futaba Industrial Co., Ltd.                    571,000        13,803,923
       Mitsuba Corp.                                  418,500         3,078,146
       Toyota Industries Corp.                        537,700        24,983,188
                                                               ----------------
                                                                     48,130,955

       Automobiles--4.5%

       Honda Motor Co., Ltd.                          286,200        10,392,565
       Suzuki Motor Corp.                             918,000        26,069,373
       Toyota Motor Corp. (c)                         163,200        10,292,436
                                                               ----------------
                                                                     46,754,374

       Building Products--1.4%

       Daikin Industries Ltd.                         401,500        14,623,857

       Chemicals--8.5%

       Hitachi Chemical Co., Ltd.                     422,200         9,547,899
       Mitsubishi Rayon Co., Ltd.                   3,010,900        21,446,090
       Shin-Etsu Chemical Co., Ltd.                   411,600        29,387,249
       Sumitomo Chemical Co., Ltd.                  2,366,700        15,881,522
       Ube Industries Ltd. (c)                      4,400,200        13,545,481
                                                               ----------------
                                                                     89,808,241

       Commercial Banks--1.6%

       Sumitomo Mitsui Financial
         Group, Inc.                                    1,812        16,892,201

       Construction & Engineering--4.0%

       JGC Corp.                                      478,000         8,957,037
       Kandenko Co. Ltd.                            1,032,000         5,825,976
       Okumura Corp.                                2,799,000        14,324,582
       Toda Corp.                                   2,414,700        12,838,177
                                                               ----------------
                                                                     41,945,772

       Electronic Equipment
       & Instruments--3.2%

       Hoya Corp.                                     503,300        16,696,030
       Murata Manufacturing Co., Ltd.                 221,100        16,635,670
                                                               ----------------
                                                                     33,331,700

       Food & Staples Retailing--0.9%

       Seven & I Holdings Co. Ltd.                    335,700         9,596,112

       Gas Utilities--1.8%

       Tokyo Gas Co., Ltd.                          4,030,000        19,109,592

       Health Care Equipment
       & Supplies--2.1%

       Terumo Corp.                                   566,800        21,899,734



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Schedule of Investments (continued)                           (in U.S. dollars)


                                                       Shares
       Industry           Common Stocks                  Held          Value

Japan (concluded)

       Household Durables--3.5%

       Daiwa House Industry Co., Ltd.                 526,900  $      7,530,968
       Rinnai Corp.                                   155,900         4,860,663
       Sekisui House Ltd.                           1,112,000        14,822,445
       Sharp Corp.                                    517,000         9,801,025
                                                               ----------------
                                                                     37,015,101

       Insurance--7.4%

       Aioi Insurance Co., Ltd.                     3,529,300        22,958,692
       Millea Holdings, Inc.                          704,800        28,975,924
       Mitsui Sumitomo Insurance Co., Ltd.          1,666,300        21,378,190
       Nipponkoa Insurance Co., Ltd.                  478,600         4,308,331
                                                               ----------------
                                                                     77,621,137

       Machinery--1.8%

       Ebara Corp.                                        300             1,376
       Miura Co., Ltd.                                 62,400         1,923,322
       Tadano Ltd.                                    932,000        13,889,132
       Takuma Co., Ltd.                               569,000         3,528,890
                                                               ----------------
                                                                     19,342,720

       Office Electronics--1.9%

       Canon, Inc.                                    340,850        19,988,477

       Pharmaceuticals--5.4%

       Chugai Pharmaceutical Co., Ltd.                490,700         8,817,246
       Hisamitsu Pharmaceutical Co. Ltd.              306,200         8,448,896
       Takeda Pharmaceutical Co., Ltd.                607,200        39,225,998
                                                               ----------------
                                                                     56,492,140

       Semiconductors & Semiconductor
       Equipment--0.9%

       Rohm Co., Ltd.                                 111,400         9,886,251

       Software--0.7%

       Trend Micro, Inc. (c)                          218,500         7,054,537

       Trading Companies
       & Distributors--3.6%

       Mitsubishi Corp.                             1,176,900        30,837,176
       Mitsui & Co., Ltd.                             328,400         6,553,881
                                                               ----------------
                                                                     37,391,057

       Wireless Telecommunication
       Services--1.0%

       NTT DoCoMo, Inc.                                 6,320         9,995,701

       Total Common Stocks in Japan                                 616,879,659


Malaysia--0.8%

       Commercial Banks--0.8%

       Bumiputra-Commerce Holdings Bhd              2,444,300         8,282,389

       Total Common Stocks in Malaysia                                8,282,389


Singapore--3.2%

       Commercial Banks--0.5%

       Oversea-Chinese Banking Corp.                  860,800         5,145,857

       Industrial Conglomerates--2.7%

       Keppel Corp. Ltd.                            3,449,000        28,214,690

       Total Common Stocks in Singapore                              33,360,547



                                                       Shares
       Industry           Common Stocks                  Held          Value

South Korea--6.6%

       Commercial Banks--1.2%

       Daegu Bank                                     727,700  $     12,727,391

       Metals & Mining--2.3%

       POSCO (a)                                      201,096        24,131,520

       Semiconductors & Semiconductor
       Equipment--0.7%

       Samsung Electronics Co., Ltd.                   13,000         7,947,583

       Textiles, Apparel & Luxury
       Goods--1.3%

       Cheil Industries, Inc.                         288,700        13,846,689

       Wireless Telecommunication
       Services--1.1%

       SK Telecom Co., Ltd.                            48,700        11,210,392

       Total Common Stocks in South Korea                            69,863,575


Taiwan--3.4%

       Computers & Peripherals--0.5%

       High Tech Computer Corp.                       301,000         5,365,851

       Electronic Equipment
       & Instruments--2.9%

       Delta Electronics, Inc.                      3,375,314        13,288,408
       HON HAI Precision Industry Co., Ltd.         1,960,320        16,932,322
                                                               ----------------
                                                                     30,220,730

       Total Common Stocks in Taiwan                                 35,586,581


Thailand--1.0%

       Oil, Gas & Consumable
       Fuels--1.0%

       PTT PCL                                      1,397,700        10,930,601

       Total Common Stocks in Thailand                               10,930,601


United Kingdom--4.3%

       Diversified Financial
       Services--4.3%

       Guinness Peat Group Plc                     28,707,170        45,568,620

       Total Common Stocks in
       the United Kingdom                                            45,568,620

       Total Common Stocks
       (Cost--$571,477,017)--98.2%                                1,031,265,745



                                                   Beneficial
       Short-Term Securities                         Interest

United States--1.6%

       BlackRock Liquidity Series, LLC
         Cash Sweep Series,
         5.33% (b)(d)                              $9,939,219         9,939,219
       BlackRock Liquidity Series, LLC
         Money Market Series,
         5.33% (b)(d)(e)                            6,513,390         6,513,390

       Total Short-Term Securities
       (Cost--$16,452,609)--1.6%                                     16,452,609

Total Investments
(Cost--$587,929,626*)--99.8%                                      1,047,718,354
Other Assets Less Liabilities--0.2%                                   2,164,576
                                                               ----------------
Net Assets--100.0%                                             $  1,049,882,930
                                                               ================



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   637,395,195
                                                    ===============
    Gross unrealized appreciation                   $   420,419,374
    Gross unrealized depreciation                      (10,096,215)
                                                    ---------------
    Net unrealized appreciation                     $   410,323,159
                                                    ===============


(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                   $(20,145,756)       $472,304
    BlackRock Liquidity Series, LLC
       Money Market Series                 $   6,513,390       $  4,116


(c) Non-income producing security.

(d) Represents the current yield as of June 30, 2007.

(e) Security was purchased with the cash proceeds from securities loans.

(f) Security, or a portion of security, is on loan.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

    Foreign Currency                           Settlement      Unrealized
    Sold                                          Date        Depreciation

    AUD 258,790                                July 2007       $    (3,140)
                                                               ------------
    Total Unrealized Depreciation on Forward
    Foreign Exchange Contracts--Net
    (USD Commitment--$216,245)                                 $    (3,140)
                                                               ============


    Currency Abbreviations:
    AUD   Australian dollar
    USD   U.S. dollar

    See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Statement of Assets and Liabilities

As of June 30, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $6,181,252) (identified cost--$571,477,017)                                                      $ 1,031,265,745
       Investments in affiliated securities, at value (identified cost--$16,452,609)                                   16,452,609
       Foreign cash (cost--$4,809,275)                                                                                  4,845,668
       Receivables:
       Dividends                                                                               $     3,400,866
       Securities sold                                                                               3,058,902
       Capital shares sold                                                                             797,764
       Securities lending                                                                                1,800          7,259,332
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                3,597,857
                                                                                                                  ---------------
       Total assets                                                                                                 1,063,421,211
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        6,513,390
       Unrealized depreciation on forward foreign exchange contracts                                                        3,140
       Payables:
       Securities purchased                                                                          4,347,567
       Capital shares redeemed                                                                       1,415,703
       Investment adviser                                                                              507,651
       Distributor                                                                                     244,405
       Other affiliates                                                                                 66,637          6,581,963
                                                                                               ---------------
       Accrued expenses                                                                                                   439,788
                                                                                                                  ---------------
       Total liabilities                                                                                               13,538,281
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,049,882,930
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $     1,510,979
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,135,404
       Investor B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   200,394
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   576,468
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       13,699
       Paid-in capital in excess of par                                                                               609,659,538
       Accumulated distributions in excess of investment income--net                           $  (39,192,264)
       Undistributed realized capital gains--net                                                    16,258,154
       Unrealized appreciation--net                                                                459,720,558
                                                                                               ---------------
       Total accumulated earnings--net                                                                                436,786,448
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,049,882,930
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $475,021,102 and 15,109,785 shares outstanding                       $         31.44
                                                                                                                  ===============
       Investor A--Based on net assets of $354,583,726 and 11,354,036 shares outstanding                          $         31.23
                                                                                                                  ===============
       Investor B--Based on net assets of $57,580,501 and 2,003,938 shares outstanding                            $         28.73
                                                                                                                  ===============
       Investor C--Based on net assets of $158,755,581 and 5,764,683 shares outstanding                           $         27.54
                                                                                                                  ===============
       Class R--Based on net assets of $3,942,020 and 136,987 shares outstanding                                  $         28.78
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)
Investment Income

       Dividends                                                                                                  $    16,970,990
       Interest from affiliates                                                                                           472,304
       Securities lending--net                                                                                              4,116
                                                                                                                  ---------------
       Total income                                                                                                    17,447,410
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     3,190,526
       Service and distribution fees--Investor C                                                       772,071
       Service fees--Investor A                                                                        421,383
       Custodian fees                                                                                  360,034
       Service and distribution fees--Investor B                                                       310,779
       Transfer agent fees--Institutional                                                              270,453
       Accounting services                                                                             206,381
       Transfer agent fees--Investor A                                                                 139,330
       Transfer agent fees--Investor C                                                                  69,669
       Printing and shareholder reports                                                                 68,057
       Professional fees                                                                                42,274
       Registration fees                                                                                40,242
       Transfer agent fees--Investor B                                                                  36,872
       Directors' fees and expenses                                                                     22,270
       Service and distribution fees--Class R                                                            9,053
       Pricing fees                                                                                      6,825
       Transfer agent fees--Class R                                                                      3,964
       Other                                                                                            26,644
                                                                                               ---------------
       Total expenses                                                                                                   5,996,827
                                                                                                                  ---------------
       Investment income--net                                                                                          11,450,583
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
       Investments--net                                                                             79,310,075
       Foreign currency transactions--net                                                            (298,942)         79,011,133
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
       Investments--net                                                                            (5,945,960)
       Foreign currency transactions--net                                                            (118,500)        (6,064,460)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         72,946,673
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    84,397,256
                                                                                                                  ===============

       See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                June 30, 2007      December 31,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $    11,450,583    $     2,681,558
       Realized gain--net                                                                           79,011,133         45,275,942
       Change in unrealized appreciation (depreciation)--net                                       (6,064,460)        113,878,824
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         84,397,256        161,836,324
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
       Institutional                                                                                        --        (6,195,651)
       Investor A                                                                                           --        (2,939,626)
       Investor B                                                                                           --          (134,419)
       Investor C                                                                                           --          (521,635)
       Class R                                                                                              --           (24,359)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                                  --        (9,815,690)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions             (138,125,886)        116,200,943
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                  15,136             26,347
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (53,713,494)        268,247,924
       Beginning of period                                                                       1,103,596,424        835,348,500
                                                                                               ---------------    ---------------
       End of period*                                                                          $ 1,049,882,930    $ 1,103,596,424
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                     $  (39,192,264)    $  (50,642,847)
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Financial Highlights

                                                                                 Institutional

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            June 30, 2007                    For the Year Ended December 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     29.01   $     24.65   $     20.74   $     18.87   $     13.68   $     16.67
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .34           .15           .16           .13           .12           .07
Realized and unrealized gain (loss)--net             2.09++        4.54++        4.31++        2.88++          5.07        (2.40)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.43          4.69          4.47          3.01          5.19        (2.33)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.33)         (.56)        (1.14)            --         (.66)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     31.44   $     29.01   $     24.65   $     20.74   $     18.87   $     13.68
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 8.38%+++        19.06%        21.75%        16.48%        37.94%      (14.58%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                            .85%***          .84%          .88%          .89%          .96%          .96%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                             2.32%***          .55%          .74%          .66%          .81%          .48%
                                                ===========   ===========   ===========   ===========   ===========   ===========


Supplemental Data

Net assets, end of period (in thousands)        $   475,021   $   555,849   $   397,782   $   343,639   $   312,607   $   228,069
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      15%           17%           22%           20%           34%           12%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effect of any sales charges.

     ** Based on average shares outstanding.

    *** Annualized.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Financial Highlights (continued)

                                                                                   Investor A

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            June 30, 2007                    For the Year Ended December 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     28.84   $     24.52   $     20.64   $     18.75   $     13.64   $     16.65
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income--net**                                .34           .08           .10           .08           .08           .03
Realized and unrealized gain (loss)--net             2.05++        4.50++        4.29++        2.87++          5.03        (2.38)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.39          4.58          4.39          2.95          5.11        (2.35)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.26)         (.51)        (1.06)            --         (.66)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     31.23   $     28.84   $     24.52   $     20.64   $     18.75   $     13.64
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 8.29%+++        18.73%        21.46%        16.22%        37.46%      (14.72%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                           1.07%***         1.09%         1.13%         1.14%         1.21%         1.21%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income--net                             2.30%***          .31%          .48%          .43%          .55%          .20%
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $   354,584   $   329,203   $   249,078   $   188,572   $   153,191   $   109,718
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      15%           17%           22%           20%           34%           12%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effect of sales charges.

     ** Based on average shares outstanding.

    *** Annualized.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Financial Highlights (continued)

                                                                                   Investor B

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            June 30, 2007                    For the Year Ended December 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     26.64   $     22.65   $     19.10   $     17.24   $     12.64   $     15.60
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment income (loss)--net**                         .21         (.11)         (.05)         (.07)         (.03)         (.08)
Realized and unrealized gain (loss)--net             1.88++        4.15++        3.92++        2.65++          4.63        (2.22)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.09          4.04          3.87          2.58          4.60        (2.30)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.05)         (.32)         (.72)            --         (.66)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     28.73   $     26.64   $     22.65   $     19.10   $     17.24   $     12.64
                                                ===========   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 7.85%+++        17.85%        20.48%        15.34%        36.39%      (15.41%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                           1.87%***         1.86%         1.90%         1.92%         2.00%         2.00%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                      1.53%***        (.44%)        (.25%)        (.37%)        (.22%)        (.57%)
                                                ===========   ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of period (in thousands)        $    57,581   $    65,458   $    79,128   $    94,667   $   118,551   $   115,930
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      15%           17%           22%           20%           34%           12%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effect of sales charges.

     ** Based on average shares outstanding.

    *** Annualized.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Financial Highlights (continued)

                                                                                   Investor C

                                               For the Six
The following per share data and ratios        Months Ended
have been derived from information            June 30, 2007                    For the Year Ended December 31,
provided in the financial statements.          (Unaudited)       2006           2005          2004          2003         2002
Per Share Operating Performance

Net asset value, beginning of period            $     25.53   $     21.75   $     18.41   $     16.78   $     12.30   $     15.20
                                                -----------   -----------   -----------   -----------   -----------   -----------
Investment gain (loss)--net**                           .20         (.11)         (.06)         (.06)         (.03)         (.08)
Realized and unrealized gain (loss)--net             1.81++        3.98++        3.80++        2.56++          4.51        (2.16)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                       2.01          3.87          3.74          2.50          4.48        (2.24)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Less dividends from investment income--net               --         (.09)         (.40)         (.87)            --         (.66)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period                  $     27.54   $     25.53   $     21.75   $     18.41   $     16.78   $     12.30
                                                ===========   ===========   ===========   ===========   ===========   ===========


Total Investment Return*

Based on net asset value per share                 7.87%+++        17.82%        20.54%        15.34%        36.42%      (15.42%)
                                                ===========   ===========   ===========   ===========   ===========   ===========


Ratios to Average Net Assets

Expenses                                           1.83%***         1.86%         1.90%         1.92%         2.00%         2.00%
                                                ===========   ===========   ===========   ===========   ===========   ===========
Investment income (loss)--net                      1.54%***        (.45%)        (.33%)        (.36%)        (.26%)        (.59%)
                                                ===========   ===========   ===========   ===========   ===========   ===========


Supplemental Data

Net assets, end of period (in thousands)        $   158,756   $   149,933   $   107,893   $    63,988   $    45,458   $    31,748
                                                ===========   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      15%           17%           22%           20%           34%           12%
                                                ===========   ===========   ===========   ===========   ===========   ===========

      * Total investment returns exclude the effect of sales charges.

     ** Based on average shares outstanding.

    *** Annualized.

     ++ Includes a redemption fee, which is less than $.01 per share.

    +++ Aggregate total investment return.

        See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Financial Highlights (concluded)

                                                                                          Class R

                                                            For the                                                For the Period
                                                           Six Months                                                January 3,
The following per share data and ratios                      Ended                   For the Year Ended              2003++ to
have been derived from information                       June 30, 2007                  December 31,                December 31,
provided in the financial statements.                     (Unaudited)        2006           2005          2004          2003

Per Share Operating Performance

Net asset value, beginning of period                      $     26.63    $     22.67    $     19.14    $     17.53    $     12.61
                                                          -----------    -----------    -----------    -----------    -----------
Investment income--net**                                          .19            .01            .03            .06            .20
Realized and unrealized gain--net                          1.96++++++     4.16++++++     3.99++++++     2.67++++++           4.72
                                                          -----------    -----------    -----------    -----------    -----------
Total from investment operations                                 2.15           4.17           4.02           2.73           4.92
                                                          -----------    -----------    -----------    -----------    -----------
Less dividends from investment income--net                         --          (.21)          (.49)         (1.12)             --
                                                          -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                            $     28.78    $     26.63    $     22.67    $     19.14    $     17.53
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return

Based on net asset value per share                           8.07%+++         18.44%         21.25%         16.14%      39.02%+++
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

Expenses                                                       1.46%*          1.34%          1.35%          1.18%         1.46%*
                                                          ===========    ===========    ===========    ===========    ===========
Investment income--net                                         1.88%*           .05%           .14%           .40%          .31%*
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

Net assets, end of period (in thousands)                  $     3,942    $     3,153    $     1,468    $       443         --++++
                                                          ===========    ===========    ===========    ===========    ===========
Portfolio turnover                                                15%            17%            22%            20%            34%
                                                          ===========    ===========    ===========    ===========    ===========

        * Annualized.

       ** Based on average shares outstanding.

       ++ Commencement of operations.

     ++++ Amount is less than $1,000.

   ++++++ Includes a redemption fee, which is less than $.01 per share.

      +++ Aggregate total investment return.

          See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. and various state returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with the Manager. Prior to September 29, 2006, Merrill Lynch Investment Managers, LLC was the Fund's manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing shareholder service and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:

                                             Service        Distribution
                                                 Fee                 Fee

Investor A                                      .25%                  --
Investor B                                      .25%                .75%
Investor C                                      .25%                .75%
Class R                                         .25%                .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, provides shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing shareholder servicing to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates each Distributor and MLPF&S for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the six months ended June 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:


                                 FAMD         MLPF&S                BDI

Investor A                         $4            $73           $133,470


For the six months ended June 30, 2007, MLPF&S received contingent deferred sales charges of $18,235 and $16,125 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,663, relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $1,263 in securities lending agent fees.

In addition, MLPF&S received $115,264 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2007.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to June 30, 2007, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                            Call Center
                                                                   Fees

Institutional                                                    $5,752
Investor A                                                       $4,299
Investor B                                                       $1,122
Investor C                                                       $1,502
Class R                                                          $   29


PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

For the six months ended June 30, 2007, the Fund reimbursed the Manager $11,576 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2007 were $159,119,811 and $272,400,926, respectively.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(138,125,886) and $116,200,943 for the six months ended June 30, 2007 and the year ended December 31, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for
the Six Months                                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                2,273,760    $    68,051,336
Shares redeemed                          (6,327,465)      (189,479,946)
                                     ---------------    ---------------
Net decrease                             (4,053,705)    $ (121,428,610)
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                8,758,647    $   239,263,871
Shares issued to shareholders in
   reinvestment of dividends                 201,064          5,615,862
                                     ---------------    ---------------
Total issued                               8,959,711        244,879,733
Shares redeemed                          (5,933,506)      (159,745,556)
                                     ---------------    ---------------
Net increase                               3,026,205    $    85,134,177
                                     ===============    ===============



Investor A Shares for
the Six Months                                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                1,162,730    $    34,648,462
Shares redeemed                          (1,221,798)       (36,419,525)
                                     ---------------    ---------------
Net decrease                                (59,068)    $   (1,771,063)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                2,872,326    $    77,281,171
Shares issued to shareholders in
   reinvestment of dividends                  86,550          2,395,095
Automatic conversion of shares               537,737         14,183,181
                                     ---------------    ---------------
Total issued                               3,496,613         93,859,447
Shares redeemed                          (2,242,010)       (60,001,146)
                                     ---------------    ---------------
Net increase                               1,254,603    $    33,858,301
                                     ===============    ===============



Investor B Shares for
the Six Months                                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                  105,395    $     2,868,000
Shares redeemed                            (558,260)       (15,398,835)
                                     ---------------    ---------------
Net decrease                               (452,865)    $  (12,530,835)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                  468,535    $    11,471,745
Shares issued to shareholders in
   reinvestment of dividends                   4,932            115,369
                                     ---------------    ---------------
Total issued                                 473,467         11,587,114
                                     ---------------    ---------------
Automatic conversion of shares             (583,442)       (14,183,181)
Shares redeemed                            (926,073)       (22,909,218)
                                     ---------------    ---------------
Total redeemed                           (1,509,515)       (37,092,399)
                                     ---------------    ---------------
Net decrease                             (1,036,048)    $  (25,505,285)
                                     ===============    ===============



Investor C Shares for
the Six Months                                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                  601,049    $    15,767,649
Shares redeemed                            (708,701)       (18,666,358)
                                     ---------------    ---------------
Net decrease                               (107,652)    $   (2,898,709)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                2,142,325     $   50,468,148
Shares issued to shareholders in
   reinvestment of dividends                  19,567            461,924
                                     ---------------    ---------------
Total issued                               2,161,892         50,930,072
Shares redeemed                          (1,250,971)       (29,565,688)
                                     ---------------    ---------------
Net increase                                 910,921    $    21,364,384
                                     ===============    ===============



Class R Shares for
the Six Months                                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                   47,756    $     1,305,345
Shares redeemed                             (29,166)          (802,014)
                                     ---------------    ---------------
Net increase                                  18,590    $       503,331
                                     ===============    ===============



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Notes to Financial Statements (concluded)


Class R Shares for the Year                                      Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                  143,288    $     3,550,362
Shares issued to shareholders in
   reinvestment of dividends                     947             24,086
                                     ---------------    ---------------
Total issued                                 144,235          3,574,448
Shares redeemed                             (90,622)        (2,225,082)
                                     ---------------    ---------------
Net increase                                  53,613    $     1,349,366
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2006. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement.


6. Capital Loss Carryforward:
On December 31, 2006, the Fund had a net capital loss carry-forward of $62,652,726, of which $21,819,365 expires in 2010, $40,017,886 expires in 2011 and $815,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Officers and Directors


Robert C. Doll, Jr., Fund President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Donald C. Burke, Vice President and Treasurer
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK PACIFIC FUND, INC.                                      JUNE 30, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Pacific Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Pacific Fund, Inc.


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Pacific Fund, Inc.


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Pacific Fund, Inc.


Date: August 20, 2007